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                       _________________________________

                               WARRANT AGREEMENT

                          Dated as of August 24, 1998

                                 by and among

                      Mrs. Fields' Holding Company, Inc.

                                      and

                             The Bank of New York

                               as Warrant Agent

                       _________________________________




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

                               TABLE OF CONTENTS

SECTION 1.   Certain Definitions................................................     1
SECTION 2.   Appointment of Warrant Agent.......................................     5
SECTION 3.   Issuance of Warrants; Warrant Certificates.........................     5
SECTION 4.   Separation of Warrants.............................................    14
SECTION 5.   Registration and Countersignature..................................    14
SECTION 6.   Terms of Warrants; Exercise of Warrants............................    15
SECTION 7.   Payment of Taxes...................................................    17
SECTION 8.   Mutilated or Missing Warrant Certificates..........................    17
SECTION 9.   Reservation of Warrant Shares......................................    17
SECTION 10.  [Intentionally Omitted]............................................    18
SECTION 11.  Adjustment of Exercise Price and Number of Warrant Shares..........    18
SECTION 12.  Statement on Warrants..............................................    26
SECTION 13.  No Dilution or Impairment; Capital and Ownership Structure.........    26
SECTION 14.  Fractional Interest................................................    26
SECTION 15.  Notices to Warrant Holders.........................................    27
SECTION 16.  Merger, Consolidation or Change of Name of Warrant Agent...........    28
SECTION 17.  Warrant Agent......................................................    29
SECTION 18.  Resignation and Removal of Warrant Agent; Appointment of Successor.    30
SECTION 19.  Registration.......................................................    31
SECTION 20.  Reports............................................................    31
SECTION 21.  Rule 144A and Rule 144.............................................    31
SECTION 22.  Notices to Company and Warrant Agent...............................    31
SECTION 23.  Supplements and Amendments.........................................    32
SECTION 24.  Successors.........................................................    32
SECTION 25.  Governing Law......................................................    32
SECTION 26.  Benefits of This Agreement.........................................    32
SECTION 27.  Counterparts.......................................................    33

          WARRANT AGREEMENT, dated as of August 24, 1998 (the "AGREEMENT"), between Mrs. Fields' Holding Company, Inc., a Delaware corporation (the "COMPANY"), and The Bank of New York, as warrant agent (the "WARRANT AGENT").

          WHEREAS, the Company proposes to issue warrants, as hereinafter described (the "WARRANTS"), to purchase up to an aggregate of 172,926 shares of Common Stock (as defined below), in connection with the offering of an aggregate of $55,000,000 principal amount at maturity of the Company's 14% Senior Secured Discount Notes due 2005 (the "NOTES") and 55,000 Warrants, each Warrant entitling the holder thereof to purchase 3.14411 shares of Common Stock. The Notes and Warrants will be sold in Units (the "UNITS"), each Unit consisting of $1,000 principal amount of Notes and one Warrant.

          WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

          NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders (as defined below), the parties hereto agree as follows:

          SECTION 1.  Certain Definitions. As used in this Agreement, the
                      -------------------
following terms shall have the following respective meanings:

          "144A GLOBAL WARRANT" means a Global Warrant in the form of Exhibit A hereto bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Warrants sold in reliance on Rule 144A.

          "AFFILIATE" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary, Euroclear and Cedel Bank that apply to such transfer or exchange.

          "BUSINESS DAY" means any day other than a Legal Holiday.

          "CEDEL BANK" means Cedel Bank, SA.

          "CHANGE OF CONTROL" has the meaning ascribed to such term in the Indenture.

          "CLOSING DATE" means the date hereof.

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON EQUITY SECURITIES" means Common Stock and securities convertible into, or exercisable or exchangeable for, Common Stock or rights or options to acquire Common Stock or such other securities, excluding the Warrants.

          "COMMON STOCK" means the common stock, par value $.001 per share, of the Company, and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution for, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          "COMPANY" means Mrs. Fields' Holding Company, Inc., a Delaware corporation, and its successors and assigns.

          "DEFINITIVE WARRANT" means a certificated Warrant registered in the name of the holder thereof and issued in accordance with Section 3.5 hereof, in the form of Exhibit A hereto except that such Warrant shall not bear the Global Warrant Legend and shall not have the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto.

          "DEPOSITARY" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "DISINTERESTED DIRECTOR" means, in connection with any issuance of securities that gives rise to a determination of the Fair Market Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

          "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE DATE" means any time on or after the Separation Date.

          "EXERCISE PRICE" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $0.001 per share, subject to adjustment from time to time pursuant to Sections 11 or 13 hereof.

          "GLOBAL WARRANT" means the Warrant in the form of Exhibit A hereto, issued in accordance with Section 3.1(b) hereof.

          "GLOBAL WARRANT LEGEND" means the legend set forth in Section 3.5(g)(ii), which is required to be placed on all Global Warrants issued under this Warrant Agreement.

          "HOLDER" means a person who owns Registrable Securities.

          "IAI WARRANTS" means the Warrants in the form of Exhibit A hereto bearing the Private Placement Legend issued in certificate form and denominations equal to the number of Warrants sold to Institutional Accredited Investors.

          "INDENTURE" means the indenture, dated the date hereof, between the Company and The Bank of New York, as trustee.

          "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Warrant through a Participant.

          "INITIAL PURCHASERS" means Jefferies & Company, Inc. and BT Alex.
Brown.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

          "IPO" means the first underwritten offering with gross proceeds of more than $20.0 million of the Common Stock that is registered under the Securities Act or admitted to listing on a recognized stock exchange or automated quotation system.

          "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the City of Chicago, Illinois or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

          "NON-U.S. PERSON" means a Person who is not a U.S. Person.

          "NOTES" means the 14% Senior Secured Discount Notes due 2005 of the Company, being issued pursuant to the Indenture.

          "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

          "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Warrant Agent.

          "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

          "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

          "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 3.5(f)(i) to be placed on all Warrants issued under this Warrant Agreement except where otherwise permitted by the provisions of this Warrant Agreement.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "REGISTRABLE SECURITIES" shall have the meaning ascribed to such term in the Warrant Registration Rights Agreement.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of August 24, 1998, by and among the Company and the Initial Purchasers relating to the Notes.

          "REGULATION S" means Regulation S promulgated under the Securities
Act.

          "REGULATION S GLOBAL WARRANT" means a Global Warrant in the form of Exhibit A hereto bearing the Global Warrant Legends, the Private Placement Legend and the Regulation S Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding number of the Warrants sold in reliance on Rule 903 of Regulation S.

          "RESTRICTED DEFINITIVE WARRANT" means a Definitive Warrant bearing the Private Placement Legend.

          "RESTRICTED GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend.

          "RULE 144" means Rule 144 promulgated under the Securities Act.

          "RULE 144A" means Rule 144A promulgated under the Securities Act.

          "RULE 903" means Rule 903 promulgated under the Securities Act.

          "RULE 904" means Rule 904 promulgated under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SEPARATION DATE" means the earliest of (i) 180 days following the Closing Date, (ii) the date of redemption of the Notes, (iii) the date on which a registration statement with respect to a registered exchange offer for the Notes is declared effective under the Securities Act, (iv) the date a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Notes is declared effective under the Securities Act, (v) such date as Jefferies & Company, Inc., in its sole discretion, shall determine, (vi) in the event of a Change of Control, the date the Company mails the required notice thereof to the Note holders and (vii) upon an IPO.

          "TRUSTEE" means the trustee under the Indenture.

          "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

          "WARRANT AGENT" means The Bank of New York or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

          "WARRANT REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement, dated as of August 24, 1998, by and among the Company, the Initial Purchasers and Capricorn Investors II, L.P. relating to the Warrants and the Warrant Shares.

          "WARRANT SHARES" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

          SECTION 2.  Appointment of Warrant Agent. The Company hereby appoints
                      ----------------------------
the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

          SECTION 3.  Issuance of Warrants; Warrant Certificates.
                      ------------------------------------------

          3.1. Form and Dating.

          (a)  General.

          The Warrants shall be substantially in the form of Exhibit A hereto (the "WARRANT CERTIFICATES"). The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of the countersignature.

          The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

          (b)  Global Warrants.

          Warrants issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Warrant Legend thereon and the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Warrants issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Warrant Legend thereon and without the "Schedule of Exchanges of Interests in the Global Warrant" attached thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with instructions given by the holder thereof as required by Section 3.5 hereof.

          (c)  Euroclear and Cedel Procedures Applicable.

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Global Warrant that are held by Participants through Euroclear or Cedel Bank.

          3.2. Execution.

          An Officer shall sign the Warrants for the Company by manual or facsimile signature.

          If the Officer whose signature is on a Warrant no longer holds that office at the time a Warrant is authenticated, the Warrant shall nevertheless be valid.

          A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been authenticated under this Warrant Agreement.

          The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "WARRANT COUNTERSIGNATURE ORDER"), countersign Warrants for original issue up to the number stated in the preamble hereto.

          The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          3.3. Warrant Agent.

          The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("WARRANT AGENT"). The Warrant Agent shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Agents. The term "WARRANT AGENT" includes any co-Warrant Agent. The Company may change any Warrant Agent without notice to any holder. The Company shall notify the Warrant Agent in writing of the name and address of any Agent not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Agent, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Agent.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Warrants.

          The Company initially appoints the Warrant Agent to act as the Warrant Agent with respect to the Global Warrants.

          3.4. Holder Lists.

          The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all holders. If the Warrant Agent is not the Warrant Agent, the Company shall furnish to the Warrant Agent at such other times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the holders of Warrants.

          3.5. Registration of Transfers and Exchanges.

          (a) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the procedures of the Depositary therefor.

          (b) Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

               (i) Any holder of a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the

          Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Warrant and, in the case of a Registrable Security, the following additional information and documents (all of which may be submitted by facsimile):

                    (A) if such beneficial interest is being delivered to the Person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B hereto);

                    (B) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                    (C) if such beneficial interest is being transferred to any institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee;

                    (D) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B); or

                    (E) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto);

          then the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be reduced by the number of Warrants and Warrant Shares to be represented by the Definitive Warrants to be issued in exchange for the interest of such Person in the Global Warrant and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant.

               (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 3.5(b) shall be registered in such names as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered.

          (c)  Transfer and Exchange of Definitive Warrants.

          When Definitive Warrants are presented to the Warrant Agent with a request:

               (i)  to register the transfer of the Definitive Warrants; or

               (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

          (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the holder thereof or by his or her attorney, duly authorized in writing; and

          (y) in the case of Registrable Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                    (A) if such Registrable Security is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);

                    (B) if such Registrable Security is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

                    (C) if such Registrable Security is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee;

                    (D) if such Registrable Security is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto); or

                    (E) if such Registrable Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

          (d) Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the

Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

               (i) if such Definitive Warrant is a Registrable Security, certification from the holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred by such holder either (A) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, or (B) outside the United States to a foreign Person in a transaction meeting the requirements of Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), or (C) if such Definitive Warrant is registered pursuant to an effective registration statement under the Securities Act, certification from the holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred to such holder pursuant to an effective registration statement under the Securities Act; and

               (ii) whether or not such Definitive Warrant is a Registrable Security, written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant equal to the number of Warrants and Warrant Shares represented by such Definitive Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

          (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 3.5), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f) Countersigning of Definitive Warrants in Absence of Depositary. If at any time:

               (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

               (ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement,

then the Company shall execute, and the Warrant Agent, upon written instructions signed by an officer of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrants, in exchange for such Global Warrants.

          (g)  Legends.

          The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

               (i)  Private Placement Legend.

                    (A) Except as permitted by subparagraph (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

          "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:
          (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT WHERE THE PURCHASER, PRIOR TO SUCH TRANSACTION, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF SUCH TRANSFER IS IN RESPECT OF A FAIR MARKET VALUE OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF SUCH TRANSFER IS IN RESPECT OF A FAIR MARKET VALUE OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
          (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH

          THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING."

                     (B) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs (b)(i)(B)(2) or
          (3), (c)(y)(B)(2) or (3) or (d)(i)(c) to this Section 3.5 (and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (ii) Global Warrant Legend. Each Global Warrant shall bear a legend in substantially the following form:

               "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

               (iii) Unit Legend. Each Warrant issued prior to the Separation Date shall bear a legend in substantially the following form:

               "THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 14% SENIOR SECURED NOTES DUE 2005 OF THE COMPANY (THE "NOTES") AND ONE WARRANT (THE "WARRANT") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 3.14411 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF THE COMPANY. PRIOR TO THE EARLIEST TO OCCUR OF (i) 180 DAYS FOLLOWING THE ISSUANCE OF THE WARRANTS, (ii) THE DATE OF REDEMPTION OF THE NOTES, (iii) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
     (iv) SUCH DATE AS JEFFERIES & COMPANY, INC., IN ITS SOLE DISCRETION SHALL DETERMINE, (v) IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OCCURS, THE DATE THE COMPANY MAILS THE REQUIRED NOTICE THEREOF TO HOLDERS AND (vii) UPON AN IPO (AS DEFINED IN THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN

     ISSUED) OF THE COMPANY'S COMMON STOCK. THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES."

               (iv) Regulation S. Legend. Each Warrant that is a Registrable Security shall bear the following legend on the fact thereof:

          "THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO EXERCISE THIS WARRANT, THE HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT AGENT EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          (h)  Cancellation and/or Adjustment of Global Warrants.

          At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with Section 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exercised or exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

          (i)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's order or at the Warrant Agent's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 7 hereof).

               (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

               (iv) Prior to due presentment for the registration of a transfer of any Warrant, the Warrant Agent, any Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and none of the Warrant Agent, any agent or the Company shall be affected by notice to the contrary.

               (v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of Section 3.2 hereof.

          (j)  Facsimile Submissions to Warrant Agent.

          All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Agent pursuant to this Section 3.5 to effect a registration of transfer or exchange may be submitted by facsimile. The form of letter of representations referred to in (2)(C) and (E) of the Private Placement Legend to be furnished to the Warrant Agent are attached hereto as Exhibit D and E, respectively.

          Notwithstanding anything herein to the contrary, as to any certificates and/or certifications delivered to the Warrant Agent pursuant to this Section 3.5, the Warrant Agent's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits B attached hereto. The Warrant Agent shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this Section 3.5, the Warrant Agent may rely upon, and be fully protected in relying upon, such opinions.

          3.6. Replacement Warrants.

          If any mutilated Warrant is surrendered to the Warrant Agent or the Company and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent, and any agent for purposes of the countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge for its expenses in replacing a Warrant.

          Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

          3.7. Temporary Warrants

          Until certificates representing Warrants are ready for delivery, the Company may prepare and the Warrant Agent, upon receipt of a Warrant Authentication Order, shall authenticate temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and as shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

          Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

          3.8. Cancellation.

          Subject to Section 3.7 hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation (subject to the record retention requirement of the Exchange Act). The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

          SECTION 4.  Separation of Warrants. The Notes and Warrants shall not
                      ----------------------
be separately transferable prior to the Separation Date.

          SECTION 5.  Registration and Countersignature.
                      ---------------------------------

          (a) The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

          (b) Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President or the Treasurer of the Company, initially countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

          (c) The Company and the Warrant Agent may deem and treat the Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Prior to a Separation Date, the Depository Trust Company shall be deemed the registered Holder of such Warrants for all purposes hereunder.

          SECTION 6.  Terms of Warrants; Exercise of Warrants. Subject to the
                      ---------------------------------------
terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercise Date to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price; provided that no Warrant Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise (A), (i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act and (B) such Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. No adjustments as to dividends will be made upon exercise of the Warrants. Upon the occurrence of a Change of Control or an IPO, Holders will be required to exercise their Warrants at such time in the manner set forth in Section 6.

          In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to the Company at the office of the Warrant Agent at its New York corporate trust office, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, must deliver to the Company at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be a medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. In addition, if the holder is exercising warrants sold pursuant to Regulation S, (A) such holder must certify in writing that (i) it is not a "U.S. person" within the meaning of Rule 902(k) of Regulation S under the Securities Act, (ii) the Warrants are not being purchased or exercised on behalf of or for the account or benefit of a "U.S. person", (iii) such Holder will resell such Warrants only in accordance with the provisions of Rules 901 through 905 of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration, and (iv) such Holder will not engage in hedging transactions with regard to the Warrants and the shares issuable on exercise of such Warrants unless in compliance with the Securities Act or (B) give a written opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

          Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check, payable to the order of the Company, (ii) by tendering Notes having an aggregate principal amount at the time of tender, plus accrued and unpaid interest, if any, thereon, to the date of exercise (or if such exercise occurs prior to December 1, 2002, an Accreted Value (as defined in the Indenture) on the date of exercise) equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or
(iv) by tendering a combination of cash, Notes and Warrants. For purposes of clause (iii) above, the fair market value of the Warrants shall be determined as follows: (A) to the extent the Common Stock is publicly traded and listed on the Nasdaq National Market or a national securities exchange, the fair market value shall be equal to the greater of (1) the difference between (a) the average closing price as quoted on the Nasdaq National Market of the Common Stock for each of the 10 trading days immediately prior to the exercise date (or, if the Common Stock is listed on a national securities exchange, the average closing price as reported on such national securities exchange during such 10-trading-day period) and (b) the Exercise Price, and (2) zero; or (B) to the extent the Common Stock is not publicly traded, or otherwise is not listed on a national securities exchange, the fair market value shall be equal to the value per share as determined in good faith by the Board of Directors of the Company.

          The exercise of Warrants by Holders of beneficial interest in Global Warrants shall be effected in accordance with this Agreement and the procedures of the Depositary therefor. If Notes are surrendered in payment of the Exercise Price, the Warrant Agent shall deliver such Notes to the Company and the Company shall deliver such Notes to the Trustee for cancellation and, upon written notification from the Trustee to the Company that such Notes were in good form, the Company shall notify the Warrant Agent in writing that the Company has received full and proper payment of the Exercise Price. Upon surrender of any Notes in payment of the Exercise Price and cancellation of such Notes, the Trustee or the Depositary (as defined in the Indenture) at the direction of the Trustee, as applicable, shall issue a new Note with a principal amount at maturity adjusted to reflect the reduction for payment of the Exercise Price, in accordance with Article 2 of the Indenture.

          Subject to the provisions of Section 9 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall promptly transfer to the Holder of such Warrant Certificate a certificate or certificates for the appropriate number of Warrant Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 14. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

          The Warrants shall be exercisable commencing on the Exercise Date, at the election of the Holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

          All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may reasonably request.

          All certificates representing Warrant Shares issued in a transaction exempt from registration under the Securities Act shall bear the following legend (provided that if no legend is required none shall be placed on the Warrant Shares):

          THIS SECURITY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

          SECTION 7.  Payment of Taxes. The Company will pay all documentary
                      ----------------
stamp taxes attributable (a) to the initial issuance of Warrant Shares upon the exercise of Warrants or (b) to any separation of the Warrants and Notes; provided that, in each case, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 8.  Mutilated or Missing Warrant Certificates. In case any of
                      -----------------------------------------
the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

          SECTION 9.  Reservation of Warrant Shares.
                      -----------------------------

          (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

          (b) The Company or, if appointed by the Company, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon the exercise thereof in accordance with the terms of this Agreement. The Company shall supply such Transfer Agent with duly executed certificates for such purposes and shall provide or otherwise make available any cash which may be payable. The Company shall furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 15 hereof.

          (c) Before taking any action which would cause an adjustment pursuant to Sections 11 or 13 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

          (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the terms of the Exercise

Price) will, upon issue, be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

          SECTION 10.  [Intentionally Omitted]

          SECTION 11.  Adjustment of Exercise Price and Number of Warrant
                       --------------------------------------------------
Shares. The Exercise Price and the number of Warrant Shares issuable upon the
------
exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11.

          (a)  Adjustment for Change in Capital Stock.

          If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

          (3) combines its outstanding shares of Common Stock into a smaller number of shares;

          (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          (5) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur.

          (b)  Adjustment for Rights Issue.

          If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Fair Market Value per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                          N x P
                                          -----
                                        O +
                                            M
                               E = Ex ---------
                                        O + N

where:

          E' =  the adjusted Exercise Price.

          E  =  the current Exercise Price.

          O = the number of shares of Common Stock outstanding on the record date.

          N  =  the number of additional shares of Common Stock offered.

          P  =  the offering price per share of the additional shares.

          M = the Fair Market Value per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

          (c)   Adjustment for Other Distributions.

          If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                                         M - F
                                 E' = Ex -----
                                           M

where:

          E' =  the adjusted Exercise Price.

          E  =  the current Exercise Price.

          M = the Fair Market Value per share of Common Stock on the record date mentioned below.

          F = the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company (the "BOARD OF DIRECTORS").

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

          This Section 11(c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this subsection does not apply to rights, options or warrants referred to in Section 11(b) hereof.

          (d)   Adjustment for Common Stock Issue.
                ---------------------------------

          If the Company issues shares of Common Stock for a consideration per share less than the Fair Market Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                         P
                                       -----
                                       O + M
                               E' = Ex -----
                                         A

where:

          E' =  the adjusted Exercise Price.

          E  =  the then current Exercise Price.

          O = the number of shares outstanding immediately prior to the issuance of such additional shares.

          P = the aggregate consideration received for the issuance of such additional shares.

          M = the Fair Market Value per share on the date of issuance of such additional shares.

          A = the number of shares outstanding immediately after the issuance of such additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This Section 11(d) does not apply to:

          (1) any of the transactions described in Sections 11(b) and (c) hereof,

          (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

          (3) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section 11(d),

          (4) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,

          (5) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (6) the issuance of shares of Common Stock pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit,

          (7) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, or

          (8) Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 20%).

          (e)   Adjustment for Convertible Securities Issue.

          If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in Sections 11(b) and (c) hereof) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Market Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                         P
                                       -----
                                       O + M
                               E' = Ex -----
                                       O + D

where:

          E' =  the adjusted Exercise Price.

          E  =  the then current Exercise Price.

          O = the number of shares outstanding immediately prior to the issuance of such securities.

          P = the aggregate consideration received for the issuance of such securities.

          M = the Fair Market Value per share on the date of issuance of such securities.

          D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This Section 11(e) does not apply to:

          (1) convertible securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

          (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting, or

          (3) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 20% of the then current market price).

          (f)  Consideration Received.

          For purposes of any computation respecting consideration received pursuant to Sections 11 (d) and (e) hereof, the following shall apply:

          (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution which shall be filed with the Warrant Agent;

          (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

          (4) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit, the consideration shall be deemed to be (i) the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a Board resolution which shall be filed with the Warrant Agent, plus (ii) the additional consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clause (1) and (2) of this subsection).

          (g) Fair Market Value. In Sections 11(d) and (e) hereof, the "FAIR MARKET VALUE" per security at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "NON-AFFILIATE SALE"), the price per security at which such security is sold and (2) in connection with any sale by the Company to an Affiliate of the Company, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by
(i) a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded. Notwithstanding the foregoing, any sale to Jefferies & Company, Inc. (or any successor thereto) pursuant to an underwritten public offering registered under the Securities Act shall be deemed to be and treated as a Non-Affiliate Sale.

          In Sections 11(b) and (c) hereof, the "FAIR MARKET VALUE" per security at any date of determination shall be (a) the last price per security at which such security was sold by the Company in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by
(i) a majority of the Board of Directors, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

          (h)  When De Minimis Adjustment May Be Deferred.

          No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Section 11 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          (i)  When No Adjustment Required.

          No adjustment need be made for a transaction referred to in Sections 11(a), (b), (c), (d) or (e) hereof, if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

          No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (ii) a change in the par value or no par value of the Common Stock.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          (j)  Notice of Adjustment.

          Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 15 hereof.

          (k)  Voluntary Reduction.

          The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect.

          A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 11 (a), (b), (c),
(d) and (e) hereof.

          (l)  Notice of Certain Transactions.

          If (i) the Company takes any action that would require an adjustment in the Exercise Price pursuant to Sections 11(a), (b), (c), (d) or (e) hereof and if the Company does not arrange for Holders to participate pursuant to
Section 11(i) hereof, (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Section 11(m) hereof, or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to Holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

          (m)  Reorganization of the Company.

          If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11(m). The successor Company shall mail to Holders a notice describing the supplemental Warrant Agreement.

          If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

          If this Section 11(m) applies, Sections 11(a), (b), (c), (d) and (e) hereof do not apply.

          (n)  Company Determination Final.

          Any determination that the Company or the Board of Directors must make pursuant to Section 11(a), (b), (c), (d), (e), (f), (g) or (i) hereof is conclusive.

          (o)   Warrant Agent's Disclaimer.

          The Warrant Agent has no duty to determine when an adjustment under this Section 11 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 11(m) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 11.

          (p)   When Issuance or Payment May Be Deferred.

          In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 14 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

          (q)   Adjustment in Number of Shares.

          Upon each adjustment of the Exercise Price pursuant to this Section 11, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                       E
                                      ---
                              N' = N x E'

where:

          N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

          N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

          E' =  the adjusted Exercise Price.

          E  =  the Exercise Price prior to adjustment.

          SECTION 12. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          SECTION 13.  No Dilution or Impairment; Capital and Ownership
                       ------------------------------------------------
Structure. If any event shall occur as to which the provisions of Section 11 are
---------
not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing that does not have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 11, necessary to preserve, without dilution, the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

          The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(b) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by
Section 11(m) shall not be prohibited by or require any adjustment under this
Section 13.

          SECTION 14.  Fractional Interest. The Company shall not be required to
                       -------------------
issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then current market price per share multiplied by such fraction computed to the nearest whole cent less such fraction of the Exercise Price. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

          SECTION 15.  Notices to Warrant Holders. Upon any adjustment of the
                       --------------------------
Exercise Price pursuant to Sections 11 or 13, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of nationally recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates (or the DTC participants with interests in the Global Warrant) at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to rely on the above-referenced accountant's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

          In case:

          (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 13 hereof); or

          (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e)  a Change of Control occurs; or

          (f) the Company proposes to take any other action that would require an adjustment of the Exercise Price or the number of Warrant Shares pursuant to Section 13;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of

Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up or Change of Control. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or Change of Control or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

          SECTION 16.  Merger, Consolidation or Change of Name of Warrant Agent.
                       --------------------------------------------------------
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 17. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Warrant Agent pursuant this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          SECTION 17.  Warrant Agent. The Warrant Agent undertakes the duties
                       -------------
and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

          (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

          (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) Before the Warrant Agent acts or refrains from acting, it may require an officer's certificate or an opinion of counsel, or both. The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

          (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, reasonable costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement or arising out of or in connection with its performance of its obligations or duties under this Agreement, except to the extent such liabilities are attributable to its gross negligence or bad faith.

          (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

          (i) The Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

          SECTION 18.  Resignation and Removal of Warrant Agent; Appointment of
                       --------------------------------------------------------
Successor. No resignation or removal of the Warrant Agent and no appointment of
---------
a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence or willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

          SECTION 19.  Registration. The Company and the Warrant Agent
                       ------------
acknowledge that Holders shall have the registration rights set forth in the Warrant Registration Rights Agreement, a copy of which is attached hereto as Exhibit C.

          SECTION 20.  Reports. So long as any of the Warrants remain
                       -------
outstanding, and to the extent the Company is required to send such documents to the holders of its outstanding Common Stock, whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), the Company shall furnish to the registered Holders of the Warrants (and to the beneficial Holders, upon request) (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms l0-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.

          SECTION 21.  Rule 144A and Rule 144. The Company hereby agrees with
                       ----------------------
each Holder, for so long as any Registrable Securities remain outstanding, and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Registrable Securities, to such Holder or beneficial owner of Registrable Securities, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

          SECTION 22.  Notices to Company and Warrant Agent. Any notice or
                       ------------------------------------
demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                    Mrs. Fields' Holding Company, Inc.
                    2855 East Cottonwood Parkway
                    Suite 400
                    Salt Lake City, Utah 84121
                    Attention:  Chief Financial Officer

          In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

          Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                    The Bank of New York
                    Address: 101 Barclay Street
                    New York, New York 10286
                    Telecopier No.: (212) 815-5915                        ]
                    Attention:  Corporate Trust Trustee Administration

          SECTION 23.  Supplements and Amendments. The Company and the Warrant
                       --------------------------

Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of any Holder of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Holders shall require the written consent of Holders representing a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates). The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided by this Agreement). The Warrant Agent shall be entitled to receive and, subject to
Section 17, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

          SECTION 24.  Successors. All the covenants and provisions of this
                       ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          SECTION 25.  Governing Law. THIS AGREEMENT AND EACH WARRANT
                       -------------
CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

          SECTION 26.  Benefits of This Agreement. (a)  Nothing in this
                       --------------------------
     Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrant Certificates.

          (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

          (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

          SECTION 27.  Counterparts. This Agreement may be executed in any
                       ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   MRS. FIELDS' HOLDING COMPANY, INC.

                                   By: ______________________________
                                       Name:
                                       Title:


                                   THE BANK OF NEW YORK

                                   By: ______________________________
                                       Name:
                                       Title:

                                   EXHIBIT A
                         [Form of Warrant Certificate]

                                    [Face]

          Unit Legend. Each Warrant issued prior to the Separation Date shall bear the following legend (the "UNIT LEGEND") on the face thereof:

  THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSIST OF $1,000 PRINCIPAL AMOUNT AT MATURITY OF THE 14% SENIOR SECURED NOTES DUE 2005 OF THE COMPANY (THE "NOTES") AND ONE WARRANT (THE "WARRANT") INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 3.14411 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF THE COMPANY. PRIOR TO THE EARLIEST TO OCCUR OF (i) 180 DAYS FOLLOWING THE ISSUANCE OF THE WARRANTS, (ii) THE DATE OF REDEMPTION OF THE NOTES, (iii) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (iv) SUCH DATE AS JEFFERIES & COMPANY, INC., IN ITS SOLE DISCRETION SHALL DETERMINE, (v) IN THE EVENT OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OCCURS, THE DATE THE COMPANY MAILS THE REQUIRED NOTICE THEREOF TO HOLDERS AND (vii) UPON AN IPO (AS DEFINED IN THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS HAVE BEEN ISSUED) OF THE COMPANY'S COMMON STOCK. THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE NOTES.

No. _______                                              ____ Warrants

CUSIP No. ________

                              Warrant Certificate

                       MRS. FIELDS' HOLDING COMPANY, INC.

          This Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of Warrants (the "WARRANTS") to purchase Common Stock, par value $.001 (the "COMMON STOCK"), of Mrs. Fields' Holding Company, Inc., a Delaware corporation (the "COMPANY"). Each Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Separation Date referred to below (the "EXERCISE DATE") to receive from the Company 3.14411 fully paid and nonassessable shares of Common Stock (the "WARRANT SHARES") at the initial exercise price (the "EXERCISE PRICE") of $.001 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

     IN WITNESS WHEREOF, Mrs. Fields' Holding Company, Inc.. has caused this Warrant Certificate to be signed.

                                      MRS. FIELDS' HOLDING COMPANY, INC.

                                      By: ____________________________________
                                          Name:
                                          Title:

Dated: August 24, 1998


Countersigned:

The Bank of New York,
as Warrant Agent


By:_______________________
    Authorized Signature

                               [Form of Warrant]

                                   [Reverse]

     THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

           (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES
                ACT) (AN "IAI"),

           (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
                (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT WHERE THE PURCHASER, PRIOR TO SUCH TRANSACTION, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF SUCH TRANSFER IS IN RESPECT OF A FAIR MARKET VALUE OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, IF SUCH TRANSFER IS IN RESPECT OF A FAIR MARKET VALUE OF SECURITIES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES

          LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock, par value $.001, of the Company (the "COMMON STOCK"), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 24, 1998 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to The Bank of New York, as warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Warrant Agreement.

          Warrants may be exercised at any time from 9:00 a.m. on or after the Separation Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price at the office of the Warrant Agent, all in accordance with the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and/or the number of shares of Common Stock issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The Warrant Agreement, together with the Warrant Registration Rights Agreement referred to therein, provides that the Company shall be bound by certain registration obligations with respect to the Common Stock issuable upon exercise of the Warrants.

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                        [Form of Election to Purchase]

                   (To Be Executed Upon Exercise Of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _______ shares of Common Stock and herewith tenders payment for such shares to the order of MRS. FIELDS' HOLDING COMPANY, INC., in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such Warrant Certificate be delivered to whose address is ____________________.


                                        ___________________________________
                                        Signature

Date:


                                        ___________________________________
                                        Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                    SCHEDULE OF EXCHANGES OF GLOBAL WARRANTS
                    ----------------------------------------

The following exchanges of a part of this Global Warrant have been made:



                                                              Number of Warrants
                    Amount of decrease   Amount of increase   in this Global
                    in Number of         in Number of         Warrant following    Signature of
                    warrants in this     Warrants in this     such decrease or     authorized signatory
Date of Exchange    Global Warrant       Global Warrant       increase             of Warrant Agent
-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF
WARRANTS

Re: _____________ Warrants to Purchase Common Stock (the "WARRANTS") of MRS. FIELDS' HOLDING COMPANY, INC.

          This Certificate relates to ______ Warrants held in *__________ book-entry or * _____________ definitive form by __________ (the "TRANSFEROR").

The Transferor*:

     [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrants held by the depositary a Warrant or Warrants in definitive, registered form equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

          In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") because:

     [_] Such Warrant is being acquired for the Transferor's own account without transfer (in satisfaction of Section 7 of the Warrant Agreement).

     [_] Such Warrant is being transferred (i) to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

     [_] Such Warrant is being transferred (i) in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (ii) pursuant to an effective registration statement under the Securities Act and the Transferor is named as a selling security holder in the prospectus that forms a part of such registration statement or a supplement thereto and the Transferor has complied with prospectus delivery requirement if required to do so.

     [_] Such Warrant is being transferred to an institutional accredited investor within the meaning of Rule 50l(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (together with a certification).

__________
*  Check applicable box.

     [_] Such Warrant is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

                                        [INSERT NAME OF TRANSFEROR]

                                        By:__________________________________

Date:

                                   EXHIBIT D

                           ACCREDITED INVESTOR LETTER

                                   EXHIBIT E

  FORM OF LETTER OF REPRESENTATIONS TO BE DELIVERED BY PURCHASERS OF WARRANTS
                            PURSUANT TO REGULATION S

                                   EXHIBIT C
                 FORM OF WARRANT REGISTRATION RIGHTS AGREEMENT

                                      C-1